Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT

Kristine D. Brenner

Director of Investor Relations

(810) 257-2506

kristine.brenner@citizensbanking.com

Citizens Republic Bancorp Reports Solid Fourth Quarter Earnings

•	Net income attributable to common shareholders was $12 million, or $0.31 per share for the fourth quarter

•	Earnings for the quarter were driven by consistent performance in net interest margin, fee income and expenses as well as a continuing decline in credit costs

•	Credit trends improved significantly throughout the year:

o	Nonperforming loans dropped below $100 million for the first time since the first quarter of 2007 totaling $87 million or 1.58% of total loans

o	Delinquencies of $48 million or 0.86% of total portfolio loans are less than half the amount of last year end

•	Targeted lending in C&I and Indirect led to 5% and 6% growth in those portfolios, respectively, compared to the end of last year

FLINT, MICHIGAN, January 26, 2012 -— Citizens Republic Bancorp, Inc. (Nasdaq: CRBC) announced net income attributable to common shareholders of $12.3 million, or $0.31 per diluted share for the three months ended December 31, 2011, compared to $27.2 million, or $0.68 per diluted share for last quarter. For the year ended December 31, 2011, Citizens recorded a net loss attributable to common shareholders of $16.3 million, or $0.41 per diluted share, compared to a net loss of $314.6 million, or $7.99 per diluted share for the prior year.

“2011 was a pivotal year for Citizens. We successfully executed on our strategies and returned to sustained profitability. We significantly improved the risk profile of the bank by reducing problem assets and improving all of our credit metrics while strengthening our capital levels,” commented Cathleen Nash, president and chief executive officer.

“Our strategic focus for 2012 is to continue to provide top tier client service, prudently rebuild our loan portfolio, mitigate net interest margin pressure, ensure reserve levels reflect our improved risk profile and support loan growth, and continue to report consistent profits,” added Ms. Nash.

Balance Sheet

Total assets at December 31, 2011 were $9.5 billion, a decrease of $137.3 million or 1% from last quarter largely due to planned reductions in adversely classified loans. The modest increase in our C&I portfolio was offset by declines in all other portfolios compared to last quarter.

Total assets decreased $502.8 million compared to last year, as increases in our C&I and Indirect portfolios were more than offset by anticipated decreases in all other loan portfolios.

Core deposits were up $319.5 million or 7% over December 31 of last year and essentially flat from last quarter, reflecting our focus on generating and growing core deposit relationships. Time deposits at December 31, 2011 decreased $119.4 million, or 5% from last quarter and $651.4 million or 23% from December 31 of last year as we continue to strategically reduce high cost single service and brokered time deposits.

Other interest-bearing liabilities, which include federal funds purchased and securities sold under agreements to repurchase, other short-term borrowings, and long-term debt, totaled $894.3 million at December 31, 2011, essentially unchanged from the end of last quarter and a decrease of $180.7 million or 17% from December 31 of last year, as the result of retiring maturing long-term debt.

Capital

Citizens continues to grow capital organically through earnings and maintain a strong capital position.

Capital Ratios	December 31, 2011	September 30, 2011	December 31, 2010
Leverage ratio	8.45%	8.21%	7.71%
Tier 1 capital ratio	13.51	12.81	12.11
Total capital ratio	14.84	14.14	13.51
Tier 1 common equity (non-GAAP)	7.24	6.77	6.62
Tangible equity to tangible assets (non-GAAP)	7.59	7.36	7.09
Tangible common equity to tangible assets (non-GAAP)	4.47	4.31	4.20

Net Interest Income and Margin

Net interest margin was 3.62% in the fourth quarter of 2011, consistent with last quarter and an increase of 20 basis points from the fourth quarter of last year. For the year ended December 31, 2011, net interest margin was 3.58%, compared with 3.31% for the prior year. These increases were due to declining deposit costs, reductions in high-cost funding, lower levels of non-performing assets, and a planned reduction in excess cash and money market investments, partially offset by lower investment securities yields.

Net interest income was $78.0 million for the fourth quarter of 2011, a decrease of $0.8 million from last quarter largely due to a reduction in average earning assets. Net interest income decreases from the fourth quarter of last year and year over year reflect the reduction in average earning assets which was partially offset by the higher net interest margin.

Credit Quality

Citizens’ credit trends showed continued improvement this quarter and significant improvement compared to last year end. Credit quality continues to benefit from the emphasis we have placed on improving the risk characteristics in our portfolios.

•	Total delinquencies decreased 51% from December 31 of last year to $47.7 million, and currently represent 0.86% of portfolio loans.

•	Nonperforming assets declined to $102.2 million, representing a 25% decrease from the end of last quarter and a decrease of 64% from December 31 of last year.

•	Net charge-offs for the fourth quarter decreased to $32.6 million, compared to $33.4 million last quarter and $159.3 million in the fourth quarter of last year.

•

The provision for loan losses was $15.0 million in the fourth quarter, compared with $17.5 million last quarter and $131.3 million in the fourth quarter of last year. For 2011, the provision for loan losses was $138.8 million, compared to $392.9 million in 2010, a decrease of $254.1 million or 65%.

•

The allowance for loan losses was $172.7 million or 198% of nonperforming portfolio loans at December 31, 2011, compared to $190.4 million or 190% at the end of the prior quarter, and $296.0 million or 138% at the end of the prior year.

Noninterest Income and Expense

Noninterest income was $24.4 million for the fourth quarter 2011, unchanged from last quarter and the fourth quarter of 2010. For 2011, noninterest income was $95.3 million, up slightly from last year.

Noninterest expense was $66.6 million for the fourth quarter of 2011, an increase of $1.2 million or 2% from last quarter, and a decrease of $10.6 million or 14% from the fourth quarter of last year. For the full year 2011, noninterest expense was $283.2 million, a decrease of $23.9 million or 8% from 2010. The increase compared to last quarter was primarily a result of higher salaries and benefits expense, other real estate expense, state taxes and miscellaneous losses, partially offset by lower advertising and public relations. The decreases compared to last year reflect Citizens’ continued focus on improving efficiencies through better vendor management, as well as reductions in credit costs, salaries expense, and FDIC insurance.

The income tax expense for the fourth quarter of 2011 was $2.5 million, compared with a benefit of $12.6 million for the third quarter of 2011 and a tax expense of $3.4 million for the fourth quarter of 2010. For the full year 2011, the income tax benefit was $20.3 million, compared with a tax expense of $12.9 million for 2010. The variances were the result of Citizens recording a receivable due to the revocation of a tax election in the third quarter of 2011 and changes in other comprehensive income that are included in the calculation of the 2011 tax provision.

Conference Call

Citizens’ senior management will review the quarter’s results in a conference call at 10:00 a.m. ET on Friday, January 27, 2012. A live audio webcast is available on Citizens’ investor relations page at www.citizensbanking.com or by calling (800) 862-9098 (conference ID: Citizens Republic). To listen to the conference call, please connect approximately 10 minutes prior to the scheduled conference time.

A recording will be available approximately two hours after the completion of the conference call at www.citizensbanking.com, where it will be archived for 90 days.

Use of Non-GAAP Financial Measures

In addition to results presented in accordance with generally accepted accounting principles (“GAAP”), this release includes non-GAAP financial measures such as tangible equity to tangible assets ratio, tangible common equity to tangible assets ratio, Tier 1 common equity ratio, pre-tax pre-provision profit, net interest margin, and the efficiency ratio. Citizens believes these non-GAAP financial measures provide additional information that is useful to investors in understanding the underlying performance of Citizens, its business, and performance trends and such measures help facilitate performance comparisons with others in the banking industry. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Readers should be aware of these limitations and should be cautious as to their use of such measures. To mitigate these limitations, Citizens has procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components in their entirety to ensure that Citizens’ performance is properly reflected to facilitate consistent period-to-period comparisons. Although Citizens believes the above non-GAAP financial measures disclosed in this release enhance investors’ understanding of its business and performance, these non-GAAP measures should not be considered in isolation, or as a substitute for GAAP basis financial measures. See our related Form 8-K for further discussion regarding these non-GAAP financial measures.

Corporate Profile

Citizens Republic Bancorp, Inc. is a diversified financial services company providing a wide range of commercial, consumer, mortgage banking, trust and financial planning services to a broad client base. Citizens serves communities in Michigan, Ohio, and Wisconsin with 219 offices and 248 ATMs. Citizens is the largest bank holding company headquartered in Michigan with roots dating back to 1871 and is the 57th largest bank holding company headquartered in the United States. More information about Citizens is available at www.citizensbanking.com.

Safe Harbor Statement

Discussions and statements in this release that are not statements of historical fact, including without limitation, statements that include terms such as “will,” “may,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “project,” “intend,” and “plan,” and statements regarding Citizens’ future financial and operating results, plans, objectives, expectations and intentions, are forward-looking statements that involve risks and uncertainties, many of which are beyond Citizens’ control or are subject to change. No forward-looking statement is a guarantee of future performance and actual results could differ materially.

Factors that could cause or contribute to actual results differing materially from Citizens’ expectations include the risks and uncertainties detailed from time to time in Citizens’ annual and quarterly filings with the SEC, which are available at the SEC’s web site www.sec.gov. Other factors not currently anticipated may also materially and adversely affect Citizens’ results of operations, cash flows, financial position and prospects. There can be no assurance that future results will meet expectations. While Citizens believes that the forward-looking statements in this release are reasonable, you should not place undue reliance on any forward-

looking statement. In addition, these statements speak only as of the date made. Citizens does not undertake, and expressly disclaims, any obligation to update or alter any statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Discontinued Operations

As a result of the sale of Citizens’ wholly-owned subsidiary, F&M Bank—Iowa, during the second quarter of 2010, the financial condition and operating results for this subsidiary have been segregated from the financial condition and operating results of Citizens’ continuing operations throughout this release and, as such, are presented as a discontinued operation. While all prior periods have been revised retrospectively to align with this treatment, these changes do not affect Citizens’ reported consolidated financial condition or net income for any of the prior periods.

Reverse Stock Split Adjustment

All prior year shares outstanding and per share calculations have been adjusted to reflect the 1-for-10 reverse stock split that became effective July 1, 2011.

Consolidated Balance Sheets (Unaudited)
Citizens Republic Bancorp, Inc.
(in thousands)	December 31, 2011	September 30, 2011	December 31, 2010
Assets
Cash and due from banks	$153,418	$147,418	$127,585
Money market investments	313,632	283,018	409,079
Investment Securities:
Securities available for sale, at fair value	1,312,733	1,307,977	2,049,528
Securities held to maturity, at amortized cost (fair value of $1,487,550, $1,491,048 and $469,421, respectively)	1,444,054	1,454,873	474,832

Total investment securities	2,756,787	2,762,850	2,524,360
FHLB and Federal Reserve stock	117,943	123,696	143,873
Portfolio loans:
Commercial and industrial	1,543,529	1,531,492	1,474,227
Commercial real estate	1,544,361	1,643,901	2,120,735

Total commercial	3,087,890	3,175,393	3,594,962
Residential mortgage	637,245	654,561	756,245
Direct consumer	933,314	954,831	1,045,530
Indirect consumer	871,086	887,542	819,865

Total portfolio loans	5,529,535	5,672,327	6,216,602
Less: Allowance for loan losses	(172,726)	(190,354)	(296,031)

Net portfolio loans	5,356,809	5,481,973	5,920,571
Loans held for sale	10,402	30,221	40,347
Premises and equipment	97,970	98,954	104,714
Goodwill	318,150	318,150	318,150
Other intangible assets	7,428	8,116	10,454
Bank owned life insurance	220,280	219,248	217,757
Other assets	110,030	126,544	148,755

Total assets	$9,462,849	$9,600,188	$9,965,645

Liabilities
Noninterest-bearing deposits	$1,614,311	$1,621,451	$1,325,383
Interest-bearing demand deposits	951,590	945,458	947,953
Savings deposits	2,627,665	2,652,267	2,600,750

Core deposits	5,193,566	5,219,176	4,874,086
Time deposits	2,201,375	2,320,728	2,852,748

Total deposits	7,394,941	7,539,904	7,726,834
Federal funds purchased and securities sold under agreements to repurchase	40,098	40,599	41,699
Other short-term borrowings	—	640	620
Other liabilities	154,088	154,232	152,072
Long-term debt	854,185	855,670	1,032,689

Total liabilities	8,443,312	8,591,045	8,953,914
Shareholders' Equity
Preferred stock—no par value	285,114	283,360	278,300
Common stock—no par value	1,434,803	1,433,765	1,431,829
Retained deficit	(694,560)	(706,907)	(678,242)
Accumulated other comprehensive loss	(5,820)	(1,075)	(20,156)

Total shareholders' equity	1,019,537	1,009,143	1,011,731

Total liabilities and shareholders' equity	$9,462,849	$9,600,188	$9,965,645

Consolidated Statements of Operations (Unaudited)

Citizens Republic Bancorp, Inc.

	Three Months Ended December 31,		Twelve Months Ended December 31,
(in thousands, except per share amounts)	2011	2010	2011	2010
Interest Income
Interest and fees on loans	$77,146	$91,785	$312,746	$390,587
Interest and dividends on investment securities:
Taxable	18,617	17,603	79,281	72,545
Tax-exempt	2,388	3,304	10,800	16,035
Dividends on FHLB and Federal Reserve stock	1,009	1,013	4,152	3,776
Money market investments	170	319	840	1,501

Total interest income	99,330	114,024	407,819	484,444

Interest Expense
Deposits	12,382	19,587	57,327	98,526
Short-term borrowings	21	19	79	80
Long-term debt	8,878	12,687	37,303	56,774

Total interest expense	21,281	32,293	94,709	155,380

Net Interest Income	78,049	81,731	313,110	329,064
Provision for loan losses	15,007	131,296	138,808	392,882

Net interest income (loss) after provision for loan losses	63,042	(49,565)	174,302	(63,818)

Noninterest Income
Service charges on deposit accounts	9,724	10,072	39,268	40,336
Trust fees	3,747	4,135	15,103	15,603
Mortgage and other loan income	2,705	3,109	9,620	10,486
Brokerage and investment fees	1,243	1,264	5,072	4,579
ATM network user fees	1,837	1,825	7,511	7,057
Bankcard fees	2,468	2,325	9,656	8,859
Net (losses) gains on loans held for sale	(217)	(3,069)	1,808	(20,617)
Investment securities gains (losses)	38	(171)	(1,336)	13,896
Other income	2,818	4,538	8,555	14,460

Total noninterest income	24,363	24,028	95,257	94,659
Noninterest Expense
Salaries and employee benefits	30,952	32,294	123,514	126,384
Occupancy	6,326	6,834	26,059	26,963
Professional services	2,311	2,945	9,331	10,550
Equipment	3,326	3,355	12,136	12,482
Data processing services	3,709	4,636	16,131	18,734
Advertising and public relations	1,298	1,512	5,848	6,530
Postage and delivery	1,165	1,075	4,543	4,571
Other loan expenses	3,497	5,431	16,007	20,311
Losses on other real estate (ORE)	1,081	930	12,768	13,438
ORE expenses	995	1,653	4,322	4,970
Intangible asset amortization	688	851	3,027	3,923
Other expense	11,292	15,718	49,464	58,231

Total noninterest expense	66,640	77,234	283,150	307,087

Income (Loss) from Continuing Operations before Income Taxes	20,765	(102,771)	(13,591)	(276,246)
Income tax provision (benefit) from continuing operations	2,521	3,383	(20,258)	12,858

Income (Loss) from Continuing Operations	18,244	(106,154)	6,667	(289,104)
Discontinued operations:
Loss from discontinued operations (net of income tax)	—	—	—	(3,821)

Net Income (Loss)	18,244	(106,154)	6,667	(292,925)
Dividend on redeemable preferred stock	(5,897)	(5,545)	(22,985)	(21,685)

Net Income (Loss) Attributable to Common Shareholders	$12,347	$(111,699)	$(16,318)	$(314,610)

Income (Loss) Per Share from Continuing Operations:
Basic	$0.31	$(2.83)	$(0.41)	$(7.89)
Diluted	0.31	(2.83)	(0.41)	(7.89)
Loss Per Share from Discontinued Operations:
Basic	$—	$—	$—	$(0.10)
Diluted	—	—	—	(0.10)
Net Income (Loss) Per Common Share:
Basic	$0.31	$(2.83)	$(0.41)	$(7.99)
Diluted	0.31	(2.83)	(0.41)	(7.99)
Average Common Shares Outstanding:
Basic	39,433	39,405	39,422	39,392
Diluted	39,433	39,405	39,422	39,392

Selected Quarterly Information (Unaudited)

Citizens Republic Bancorp and Subsidiaries

	Three Months Ended
(in thousands, except per share amounts)	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Summary of Operations
Net interest income	$78,049	$78,841	$77,606	$78,614	$81,731
Provision for loan losses	15,007	17,481	17,596	88,724	131,296
Noninterest income	24,363	24,427	23,325	23,143	24,028
Noninterest expense	66,640	65,411	69,444	81,656	77,234
Income tax provision (benefit) from continuing operations	2,521	(12,568)	(10,266)	55	3,383
Net income (loss)	18,244	32,944	24,157	(68,678)	(106,154)
Net income (loss) attributable to common shareholders (1)	12,347	27,183	18,456	(74,305)	(111,699)
Taxable equivalent adjustment, continuing operations	1,670	1,827	1,884	2,102	2,247

Per Common Share Data (2)
Net income (loss) from continuing operations:
Basic	$0.31	$0.68	$0.46	$(1.89)	$(2.83)
Diluted	0.31	0.68	0.46	(1.89)	(2.83)
Common book value	18.24	18.03	17.34	16.73	18.47
Tangible book value (non-GAAP)	17.24	16.96	16.22	15.53	17.20
Tangible common book value (non-GAAP)	10.16	9.92	9.22	8.49	10.19
Shares outstanding, end of period (3)	40,260	40,256	40,252	39,778	39,717

At Period End
Assets	$9,462,849	$9,600,188	$9,495,630	$9,724,113	$9,965,645
Earning assets	8,680,995	8,824,183	8,755,838	9,009,704	9,302,825
Portfolio loans	5,529,535	5,672,327	5,627,637	5,704,198	6,216,602
Allowance for loan losses	172,726	190,354	206,292	224,117	296,031
Deposits	7,394,941	7,539,904	7,444,703	7,691,505	7,726,834
Long-term debt	854,185	855,670	881,112	906,629	1,032,689
Shareholders' equity	1,019,537	1,009,143	979,722	945,401	1,011,731

Average for the Quarter
Assets	$9,523,184	$9,596,275	$9,664,939	$9,898,921	$10,468,318
Earning assets	8,761,435	8,856,072	8,942,348	9,231,042	9,768,828
Portfolio loans	5,632,432	5,663,058	5,668,752	6,051,407	6,682,474
Allowance for loan losses	190,163	206,119	223,922	295,232	323,742
Deposits	7,452,137	7,546,615	7,605,707	7,729,960	7,964,849
Long-term debt	856,206	862,479	905,902	971,076	1,159,760
Shareholders' equity	1,017,082	991,602	963,932	1,002,290	1,145,198

Financial Ratios (annualized)(4)
Return on average assets	0.76%	1.36%	1.00%	(2.81)%	(4.02)%
Return on average shareholders' equity	7.12	13.18	10.05	(27.79)	(36.78)
Average shareholders' equity / average assets	10.68	10.33	9.97	10.13	10.94
Net interest margin (FTE) (5)	3.62	3.63	3.56	3.53	3.42
Efficiency ratio (non-GAAP)	61.39	59.89	63.85	67.09	68.22
Allowance for loan losses as a percent of portfolio loans	3.12	3.36	3.67	3.93	4.76
Allowance for loan losses as a percent of nonperforming loans(6)	197.56	190.09	185.90	182.72	138.41
Allowance for loan losses as a percent of nonperforming assets(6)	168.97	139.01	147.99	127.82	105.66
Nonperforming loans as a percent of portfolio loans(6)	1.58	1.77	1.97	2.15	3.44
Nonperforming assets as a percent of portfolio loans plus ORAA(6)(7)	1.84	2.39	2.46	3.04	4.45
Nonperforming assets as a percent of total assets(6)	1.08	1.43	1.47	1.80	2.81
Ratio of net charge-offs during period to average portfolio loans	2.30	2.34	2.51	10.77	9.46
Leverage ratio	8.45	8.21	7.83	7.39	7.71
Tier 1 capital ratio	13.51	12.81	12.43	11.90	12.11
Total capital ratio	14.84	14.14	13.77	13.24	13.51

(1)

Net income (loss) attributable to common shareholders includes a non-cash dividend to preferred shareholders of $5.9 million, $5.8 million, $5.7 million and $5.6 million in the fourth, third, second and first quarters of 2011 and $5.5 million in the fourth quarter of 2010.

(2)	Per common share data, as well as number of shares, were adjusted to reflect the 1 for 10 reverse stock split effective 7/1/11.
(3)	Includes participating shares which are restricted stock units and restricted shares.
(4)	Financial ratios are based upon continuing operations.
(5)	Net interest margin is presented on an annual basis, includes taxable equivalent adjustments to interest income and is based on a tax rate of 35%.
(6)	Nonperforming loans/assets now exclude troubled debt restructurings (TDRs) that are on an accrual status and performing in accordance with their modified terms.
(7)	Other real estate assets acquired ("ORAA") include loans held for sale.

Loan Portfolios

(in thousands)	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Land hold	$6,542	$6,818	$7,426	$17,273	$28,259
Land development	13,104	22,232	22,507	22,744	34,800
Construction	5,847	5,410	8,111	23,297	103,687
Income producing	913,755	975,262	1,019,551	1,038,674	1,170,982
Owner-occupied	605,113	634,179	664,647	692,296	783,007

Total commercial real estate	1,544,361	1,643,901	1,722,242	1,794,284	2,120,735
Commercial and industrial	1,543,529	1,531,492	1,349,803	1,353,167	1,474,227

Total commercial	3,087,890	3,175,393	3,072,045	3,147,451	3,594,962

Residential mortgage	637,245	654,561	708,164	727,304	756,245
Direct consumer	933,314	954,831	978,319	1,006,424	1,045,530
Indirect consumer	871,086	887,542	869,109	823,019	819,865

Total consumer	2,441,645	2,496,934	2,555,592	2,556,747	2,621,640

Total portfolio loans	$5,529,535	$5,672,327	$5,627,637	$5,704,198	$6,216,602

Delinquency Rates By Loan Portfolio

	December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010
30 to 89 days past due (in thousands)	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio
Land hold	$21	0.3%	$—	—%	$571	7.69%	$509	2.95%	$2,233	7.90%
Land development	—	—	216	0.97	—	—	—	—	216	0.62
Construction	—	—	—	—	1,722	21.23	—	—	464	0.45
Income producing	2,508	0.27	3,325	0.34	1,597	0.16	4,817	0.46	20,643	1.76
Owner-occupied	2,345	0.39	5,817	0.92	6,524	0.98	1,981	0.29	14,705	1.88

Total commercial real estate	4,874	0.32	9,358	0.57	10,414	0.60	7,307	0.41	38,261	1.80
Commercial and industrial	2,454	0.16	2,594	0.17	3,637	0.27	6,177	0.46	9,058	0.61

Total commercial	7,328	0.24	11,952	0.38	14,051	0.46	13,484	0.43	47,319	1.32

Residential mortgage	9,544	1.50	9,079	1.39	11,564	1.63	10,279	1.41	15,389	2.03
Direct consumer	17,810	1.91	18,629	1.95	20,393	2.08	17,210	1.71	22,379	2.14
Indirect consumer	13,067	1.50	9,898	1.12	10,681	1.23	10,187	1.24	13,287	1.62

Total consumer	40,421	1.66	37,606	1.51	42,638	1.67	37,676	1.47	51,055	1.95

Total delinquent loans	$47,749	0.86	$49,558	0.87	$56,689	1.01	$51,160	0.90	$98,374	1.58

Nonperforming Assets

	December 31, 2011		September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010
(in thousands)	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio	$	% of Portfolio
Land hold	$—	—%	$167	2.45%	$167	2.25%	$1,154	6.68%	$3,250	11.50%
Land development	213	1.62	12	0.05	379	1.68	78	0.35	3,070	8.82
Construction	150	2.57	257	4.76	559	6.89	395	1.70	7,472	7.21
Income producing	21,171	2.32	23,227	2.38	20,180	1.98	28,250	2.72	62,021	5.30
Owner-occupied	23,798	3.93	27,540	4.34	21,169	3.18	21,738	3.14	42,826	5.47

Total commercial real estate	45,332	2.94	51,203	3.11	42,454	2.47	51,615	2.88	118,639	5.59
Commercial and industrial	16,946	1.10	18,536	1.21	20,995	1.56	25,785	1.91	57,752	3.92

Total nonaccruing commercial	62,278	2.02	69,739	2.20	63,449	2.07	77,400	2.46	176,391	4.91

Residential mortgage	11,312	1.78	13,074	2.00	30,693	4.33	30,385	4.18	22,076	2.92
Direct consumer	12,115	1.30	14,704	1.54	13,944	1.43	13,043	1.30	12,562	1.20
Indirect consumer	953	0.11	1,256	0.14	1,281	0.15	1,169	0.14	1,279	0.16

Total nonaccruing consumer	24,380	1.00	29,034	1.16	45,918	1.80	44,597	1.74	35,917	1.37

Total nonaccruing loans	86,658	1.57	98,773	1.74	109,367	1.94	121,997	2.14	212,308	3.42
Loans 90+ days still accruing	770	0.01	1,368	0.02	1,604	0.03	660	0.01	1,573	0.03

Total nonperforming portfolio loans	87,428	1.58	100,141	1.77	110,971	1.97	122,657	2.15	213,881	3.44
Nonperforming held for sale	2,372		20,134		11,395		30,359		24,073
Other repossessed assets acquired	12,422		16,665		17,032		22,227		42,216

Total nonperforming assets	$102,222		$136,940		$139,398		$175,243		$280,170

Restructured loans still accruing	$32,347		$12,206		$12,682		$12,714		$6,392

Commercial inflows	$13,269		$23,901		$24,370		$29,486		$110,877
Commercial outflows	(20,730)		(17,611)		(38,321)		(128,477)		(255,986)

Net change	$(7,461)		$6,290		$(13,951)		$(98,991)		$(145,109)

Net Charge-Offs

	Three Months Ended
	December 31, 2011		September 30, 2011		June 30, 2011			March 31, 2011			December 31, 2010
(in thousands)	$	% of Portfolio*	$	% of Portfolio*	$	% of Portfolio*		$	% of Portfolio*		$	% of Portfolio*
Land hold	$(33)	(2.00)%	$—	—%	$4,719	N/M	%	$4,942	N/M	%	$5,238	73.54%
Land development	3,079	93.21	43	0.76	38	0.68		4,439	79.15		19,652	N/M
Construction	(4)	(0.24)	(5)	(0.34)	(1)	(0.04)		5,578	97.09		10,046	38.44
Income producing	11,924	5.18	3,156	1.28	8,228	3.24		77,589	30.30		64,159	21.74
Owner-occupied	5,791	3.80	2,129	1.33	3,149	1.90		25,260	14.80		18,078	9.16

Total commercial real estate	20,757	5.33	5,323	1.28	16,133	3.76		117,808	26.63		117,173	21.92
Commercial and industrial	1,032	0.27	1,225	0.32	7,176	2.13		32,013	9.59		26,055	7.01

Total commercial	21,789	2.80	6,548	0.82	23,309	3.04		149,821	19.30		143,228	15.81

Residential mortgage	1,170	0.73	18,364	11.13	4,431	2.51		3,400	1.90		6,099	3.20
Direct consumer	6,930	2.95	5,710	2.37	5,605	2.30		5,496	2.21		7,114	2.70
Indirect consumer	2,746	1.25	2,797	1.25	2,076	0.96		1,921	0.95		2,870	1.39

Total consumer	10,846	1.76	26,871	4.27	12,112	1.90		10,817	1.72		16,083	2.43

Total net charge-offs	$32,635	2.30	$33,419	2.34	$35,421	2.51		$160,638	10.77		$159,311	9.46

* Represents an annualized rate.

N/M	- Not Meaningful

Summary of Loan Loss Experience

	Three Months Ended

(in thousands)	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Allowance for loan losses—beginning of period	$190,354	$206,292	$224,117	$296,031	$324,046

Provision for loan losses	15,007	17,481	17,596	88,724	131,296

Charge-offs:
Commercial and industrial	1,490	994	4,016	29,712	24,634
Small business	399	1,132	3,853	4,078	2,747
Commercial real estate	21,581	5,860	16,371	118,721	119,986

Total commercial	23,470	7,986	24,240	152,511	147,367
Residential mortgage	1,366	18,369	4,659	3,403	6,141
Direct consumer	7,544	6,398	6,522	6,468	7,701
Indirect consumer	3,229	3,430	2,639	2,472	3,647

Total charge-offs	35,609	36,183	38,060	164,854	164,856

Recoveries:
Commercial and industrial	609	721	524	1,603	1,017
Small business	248	180	169	174	309
Commercial real estate	824	537	238	913	2,813

Total commercial	1,681	1,438	931	2,690	4,139
Residential mortgage	197	5	228	3	42
Direct consumer	613	688	917	972	587
Indirect consumer	483	633	563	551	777

Total recoveries	2,974	2,764	2,639	4,216	5,545

Net charge-offs	32,635	33,419	35,421	160,638	159,311

Allowance for loan losses—end of period	$172,726	$190,354	$206,292	$224,117	$296,031

Non-GAAP Reconciliation

(in thousands)	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Efficiency Ratio (non-GAAP)
Net interest income (A)	$78,049	$78,841	$77,606	$78,614	$81,731
Taxable equivalent adjustment (B)	1,670	1,827	1,884	2,102	2,247
Investment securities gain (losses) (C)	38	3	(993)	(383)	(171)
Noninterest income (D)	24,363	24,427	23,325	23,143	24,028
Noninterest expense (E)	66,640	65,411	69,444	81,656	77,234
Losses on ORE and ORE Expenses (F)	2,076	1,739	2,384	10,890	2,583
Intangible amortization (G)	688	732	778	828	851
Efficiency ratio: (E-F-G)/(A+B-C+D) (non-GAAP)	61.39%	59.89%	63.85%	67.09%	68.22%

Tangible Common Equity to Tangible Assets (non-GAAP)
Total assets	$9,462,849	$9,600,188	$9,495,630	$9,724,113	$9,965,645
Goodwill	(318,150)	(318,150)	(318,150)	(318,150)	(318,150)
Other intangible assets	(7,428)	(8,116)	(8,848)	(9,626)	(10,454)

Tangible assets (non-GAAP)	$9,137,271	$9,273,922	$9,168,632	$9,396,337	$9,637,041

Total shareholders' equity	$1,019,537	$1,009,143	$979,722	$945,401	$1,011,731
Goodwill	(318,150)	(318,150)	(318,150)	(318,150)	(318,150)
Other intangible assets	(7,428)	(8,116)	(8,848)	(9,626)	(10,454)

Tangible equity (non-GAAP)	$693,959	$682,877	$652,724	$617,625	$683,127

Tangible equity	$693,959	$682,877	$652,724	$617,625	$683,127
Preferred stock	(285,114)	(283,360)	(281,642)	(279,955)	(278,300)

Tangible common equity (non-GAAP)	$408,845	$399,517	$371,082	$337,670	$404,827

Tier 1 Common Equity (non-GAAP)
Total shareholders' equity	$1,019,537	$1,009,143	$979,722	$945,401	$1,011,731
Qualifying capital securities	73,667	73,667	73,667	73,667	73,667
Goodwill	(318,150)	(318,150)	(318,150)	(318,150)	(318,150)
Accumulated other comprehensive loss	5,820	1,075	923	14,278	20,156
Other intangible assets	(7,428)	(8,116)	(8,848)	(9,626)	(10,454)

Tier 1 capital (regulatory)	$773,446	$757,619	$727,314	$705,570	$776,950

Tier 1 capital (regulatory)	$773,446	$757,619	$727,314	$705,570	$776,950
Qualifying capital securities	(73,667)	(73,667)	(73,667)	(73,667)	(73,667)
Preferred stock	(285,114)	(283,360)	(281,642)	(279,955)	(278,300)

Total Tier 1 common equity (non-GAAP)	$414,665	$400,592	$372,005	$351,948	$424,983

Net risk-weighted assets (regulatory)	$5,723,333	$5,912,527	$5,850,177	$5,929,802	$6,416,792

Equity to assets	10.77%	10.51%	10.32%	9.72%	10.15%
Tier 1 common equity (non-GAAP)	7.24	6.77	6.36	5.93	6.62
Tangible equity to tangible assets (non-GAAP)	7.59	7.36	7.12	6.57	7.09
Tangible common equity to tangible assets (non-GAAP)	4.47	4.31	4.05	3.59	4.20

Pre-tax pre-provision profit (non-GAAP)	Three Months Ended
(in thousands)	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Income (loss) from continuing operations	$18,244	$32,944	$24,157	$(68,678)	$(106,154)
Income tax provision (benefit) from continuing operations	2,521	(12,568)	(10,266)	55	3,383
Provision for loan losses	15,007	17,481	17,596	88,724	131,296
Net losses (gains) on loans held for sale	217	(1,952)	(1,179)	1,106	3,069
Investment securities (gains) losses	(38)	(3)	993	383	171
Losses on other real estate (ORE)	1,081	1,210	1,355	9,122	930
Fair-value adjustment on bank owned life insurance (1)	(100)	385	48	(100)	(105)
Fair-value adjustment on swaps (1)	(46)	268	77	114	(535)

Pre-tax pre-provision profit (non-GAAP)	$36,886	$37,765	$32,781	$30,726	$32,055

(1)	Fair-value adjustment amounts contained in line item “Other income” on Consolidated Statements of Operations

Noninterest Income and Noninterest Expense	Three Months Ended
(in thousands)	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010
Service charges on deposit accounts	$9,724	$10,362	$9,753	$9,429	$10,072
Trust fees	3,747	3,622	3,811	3,923	4,135
Mortgage and other loan income	2,705	2,089	1,883	2,942	3,109
Brokerage and investment fees	1,243	1,188	1,533	1,108	1,264
ATM network user fees	1,837	1,993	1,926	1,755	1,825
Bankcard fees	2,468	2,482	2,468	2,238	2,325
Net (losses) gains on loans held for sale	(217)	1,952	1,179	(1,106)	(3,069)
Investment securities gains (losses)	38	3	(993)	(383)	(171)
Other income	2,818	736	1,765	3,237	4,538

Total noninterest income	$24,363	$24,427	$23,325	$23,143	$24,028

Salaries and employee benefits	$30,952	$30,280	$31,265	$31,018	$32,294
Occupancy	6,326	6,125	6,047	7,562	6,834
Professional services	2,311	2,394	2,407	2,219	2,945
Equipment	3,326	2,918	2,841	3,052	3,355
Data processing services	3,709	3,823	4,247	4,352	4,636
Advertising and public relations	1,298	2,179	1,802	569	1,512
Postage and delivery	1,165	1,142	1,120	1,116	1,075
Other loan expenses	3,497	3,941	3,314	5,255	5,431
Losses on other real estate (ORE)	1,081	1,210	1,355	9,122	930
ORE expenses	995	529	1,029	1,768	1,653
Intangible asset amortization	688	732	778	828	851
Other expense	11,292	10,138	13,239	14,795	15,718

Total noninterest expense	$66,640	$65,411	$69,444	$81,656	$77,234

Average Balances, Yields and Rates
	Three Months Ended
	December 31, 2011		September 30, 2011		December 31, 2010
(in thousands)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Earning Assets
Money market investments	$273,714	0.25%	$270,422	0.25%	$512,068	0.25%
Investment securities:
Taxable	2,481,094	3.00	2,536,944	3.23	2,076,584	3.39
Tax-exempt	225,093	6.53	242,494	6.63	300,838	6.76
FHLB and Federal Reserve stock	123,508	3.25	123,906	3.13	150,871	2.67
Portfolio loans:
Commercial and industrial	1,539,811	5.32	1,440,968	5.24	1,583,285	4.67
Commercial real estate	1,620,479	5.02	1,678,996	5.07	2,422,033	5.31
Residential mortgage	647,491	4.55	693,494	4.45	778,572	4.90
Direct consumer	943,445	5.98	967,443	6.00	1,068,615	6.11
Indirect consumer	881,206	6.58	882,157	6.56	829,969	6.84

Total portfolio loans	5,632,432	5.45	5,663,058	5.43	6,682,474	5.43
Loans held for sale	25,594	3.12	19,248	4.44	45,993	7.72

Total earning assets	8,761,435	4.59	8,856,072	4.64	9,768,828	4.73
Nonearning Assets
Cash and due from banks	141,138		147,044		146,433
Premises and equipment	98,526		99,835		105,509
Investment security fair value adjustment	46,065		46,558		63,711
Other nonearning assets	666,183		652,885		707,579
Assets of discontinued operations	—		—		—
Allowance for loan losses	(190,163)		(206,119)		(323,742)

Total assets	$9,523,184		$9,596,275		$10,468,318

Interest-Bearing Liabilities
Deposits:
Interest-bearing demand deposits	$937,024	0.18	$976,637	0.21	$941,221	0.24
Savings deposits	2,645,821	0.31	2,648,640	0.33	2,629,442	0.49
Time deposits	2,269,233	1.73	2,380,333	1.80	3,035,501	2.06
Short-term borrowings	45,020	0.19	43,445	0.18	41,591	0.18
Long-term debt	856,206	4.12	862,479	4.19	1,159,760	4.34

Total interest-bearing liabilities	6,753,304	1.25	6,911,534	1.30	7,807,515	1.64

Noninterest-Bearing Liabilities and Equity

Noninterest-bearing demand	1,600,059		1,541,005		1,358,685
Other liabilities	152,739		152,134		156,920
Liabilities of discontinued operations	—		—		—
Shareholders’ equity	1,017,082		991,602		1,145,198

Total liabilities and shareholders’ equity	$9,523,184		$9,596,275		$10,468,318

Interest Spread		3.33%		3.34%		3.09%
Contribution of noninterest bearing sources of funds		0.29		0.29		0.33

Net Interest Margin		3.62%		3.63%		3.42%

Average Balances, Yields and Rates	Twelve Months Ended December 31,
	2011		2010
(in thousands)	Average Balance	Average Rate	Average Balance	Average Rate
Earning Assets
Money market investments	$340,482	0.25%	$605,217	0.25%
Investment securities:
Taxable	2,444,539	3.24	1,901,195	3.82
Tax-exempt	250,098	6.64	366,044	6.74
FHLB and Federal Reserve stock	132,101	3.14	154,959	2.44
Portfolio loans:
Commercial and industrial	1,438,292	5.13	1,728,712	4.80
Commercial real estate	1,776,292	5.12	2,631,901	5.30
Residential mortgage	700,257	4.65	867,500	5.06
Direct consumer	981,396	6.04	1,133,691	6.07
Indirect consumer	856,279	6.65	813,845	6.84

Total portfolio loans	5,752,516	5.45	7,175,649	5.44
Loans held for sale	26,451	3.52	69,705	2.76

Total earning assets	8,946,187	4.64	10,272,769	4.82
Nonearning Assets
Cash and due from banks	142,721		163,203
Premises and equipment	101,009		107,382
Investment security fair value adjustment	44,712		54,451
Other nonearning assets	663,477		725,101
Assets of discontinued operations	—		108,615
Allowance for loan losses	(228,509)		(325,844)

Total assets	$9,669,597		$11,105,677

Interest-Bearing Liabilities
Deposits:
Interest-bearing demand deposits	$953,187	0.21	$1,008,871	0.27
Savings deposits	2,636,422	0.35	2,561,596	0.62
Time deposits	2,489,703	1.85	3,405,281	2.35
Short-term borrowings	42,760	0.18	36,744	0.22
Long-term debt	898,501	4.15	1,280,839	4.43

Total interest-bearing liabilities	7,020,573	1.35	8,293,331	1.87

Noninterest-Bearing Liabilities and Equity

Noninterest-bearing demand	1,503,430		1,306,881
Other liabilities	151,833		146,669
Liabilities of discontinued operations	—		128,851
Shareholders’ equity	993,761		1,229,945

Total liabilities and shareholders’ equity	$9,669,597		$11,105,677

Interest Spread		3.29%		2.95%
Contribution of noninterest bearing sources of funds		0.29		0.36

Net Interest Margin		3.58%		3.31%